SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         The Genlyte Group Incorporated
                (Name of Registrant as Specified In Its Charter)

                                Richard Biddulph
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

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    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                         THE GENLYTE GROUP INCORPORATED
                                100 Lighting Way
                              Secaucus, N.J. 07096

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 24, 1996

                                ----------------

                                                                  March 18, 1996


To Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Genlyte Group Incorporated ("Genlyte") will be held at Genlyte's principal executive offices, 100 Lighting Way, Secaucus, New Jersey 07096 on Wednesday, April 24, 1996 at 10:00 AM, local time, for the following purposes:

     (1)  to elect two members of the Board of Directors;

     (2) to consider and act upon a proposal to approve an amendment to the Genlyte 1988 Stock Option Plan; and

     (3) to transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Stockholders of record at the close of business on March 1, 1996 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     Your attention is directed to the attached Proxy Statement. Whether or not you expect to be present at the meeting, please complete, sign, date and mail the enclosed Proxy as promptly as possible in order to save the Company further solicitation expense. There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.



                                       By Order of the Board of Directors,


                                       DONNA R. RATLIFF
                                       Secretary

                         THE GENLYTE GROUP INCORPORATED
                                100 Lighting Way
                              Secaucus, N.J. 07096

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 24, 1996
                                                                  March 18, 1996

                                ----------------

                                 PROXY STATEMENT

                                ----------------

                                  INTRODUCTION

     The Annual Meeting of Stockholders (the "Annual Meeting") of The Genlyte Group Incorporated ("Genlyte") will be held on April 24, 1996 at Genlyte's principal executive offices, 100 Lighting Way, Secaucus, New Jersey 07096, at 10:00 AM, local time, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying form of proxy are being furnished in connection with the solicitation by Genlyte's Board of Directors of proxies to be voted at such meeting and at any and all adjournments or postponements thereof.

     This proxy statement and accompanying form of proxy are first being sent to stockholders on or about March 18, 1996.


                       ACTION TO BE TAKEN UNDER THE PROXY

     All proxies properly executed, duly returned and not revoked will be voted at the Annual Meeting (including any adjournments or postponements thereof) in accordance with the specifications therein, or, if no specifications are made, will be voted FOR approval of the proposal set forth in the notice of meeting and FOR the nominees to the Board of Directors named in this proxy statement and listed in the accompanying form of proxy.

     If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to the exercise thereof by executing and returning a proxy bearing a later date, by giving notice of revocation to the Secretary of Genlyte, or by attending the Annual Meeting and voting in person.


                              ELECTION OF DIRECTORS

     The Board of Directors of Genlyte currently consists of Avrum I. Drazin (Chairman), Glenn W. Bailey, Robert B. Cadwallader, David M. Engelman, Fred Heller, Frank Metzger and Larry K. Powers. Each of the directors elected at the Annual Meeting will hold office for a term ending at the Annual Meeting of Stockholders to be held in April of 1999 and until his successor has been duly elected and qualified. Messrs. Avrum I. Drazin and Robert B. Cadwallader have been nominated to the Board of Directors for reelection at the Annual Meeting.

     If, for any reason, Messrs. Drazin or Cadwallader are not candidates when the election occurs, which is not anticipated, it is intended that the proxies will be voted for the election of a substitute nominee designated by the Board of Directors.

     The Board of Directors recommends a vote FOR the election of the nominees as directors.

     Information about the nominees for election as directors and incumbent directors, including biographical and employment information, is set forth below.


Nominees for Election as Directors

Robert B. Cadwallader (66).......   Mr.  Cadwallader  was  elected a Director of Genlyte at the  January  1985  meeting of the
                                    Genlyte Board of Directors. Mr. Cadwallader is currently President of Cadwallader Company,
                                    Inc., a furniture  industry  consulting firm and President of Cadwallader  Fabrics Inc., a textile  industry  consulting  and  agency  concern.  Mr.  Cadwallader  was  President  of
                                    Cadwallader and Sangiorgio  Associates,  a manufacturer of office furniture,  from October
                                    1986 until September 1989. From November 1983 to March 1985, he served as Vice Chairman of
                                    SunarHauserman, a manufacturer of movable partitions, fabrics and systems. During the same period he served as Director of Hauserman, Inc., the parent corporation of SunarHauserman,
                                    Inc. From September 1978 to November 1983, he was Chairman and Chief Executive  Officer of
                                    Sunar, Inc., a manufacturer of furniture fabrics and systems.  Mr. Cadwallader is a member of the Audit Committee of the Genlyte Board of Directors.

Avrum I. Drazin (67).............   Mr. Drazin was elected  Chairman of the Board of Genlyte in January 1994 and has served as a Director of Genlyte since  January 1991.  Mr. Drazin served as President of Genlyte from
                                    February  1992  until  December  1993  and  has  served  as  President  of  Canlyte,  Inc.
                                    ("Canlyte"),  a wholly owned subsidiary of Genlyte,  since its incorporation in July 1984.
                                    He served as President of Lightolier  Canada from January 1965 until June 1984. Mr. Drazin is Chairman of the Nominating  Committee and is a member of the Compensation  Committee of the Genlyte Board of Directors.


Incumbent Directors

Glenn W. Bailey (70).............   Mr.  Bailey was  Chairman of the Board of Genlyte from its  incorporation  in January 1985 until July 1989,  when he resigned as Chairman  but retained his position as a Director of
                                    Genlyte.  He was  Chairman  and  President  of Bairnco  Corporation  ("Bairnco")  from its incorporation in January 1981 until May 1990. Bairnco was Genlyte's corporate parent until
                                    Genlyte was spun off to  Bairnco's  shareholders  in 1988.  Mr.  Bailey is a member of the
                                    Nominating Committee of the Genlyte Board of Directors.

David M. Engelman (63)...........   Mr.  Engelman was elected a Director of Genlyte at the December  1993 meeting of the Board of Directors.  This  appointment took effect on January 1, 1994. Mr. Engelman was employed by  General  Electric  Company  from  1954  through  1993 and held a  variety  of  general management  positions.  He was elected as a Vice President of General Electric in 1982 and most  recently  was  in  charge  of  international  electrical  distribution  and  control operations.  Mr.  Engelman  is a member of the Board of  Directors  of The Mayer  Electric
                                    Supply Company,  Incorporated. He is a member of the Compensation Committee of the Genlyte
                                    Board of Directors.

Fred Heller (71).................   Mr. Heller was Chairman of the Board of Genlyte from July 1989 until December  1993,  when he resigned as Chairman  but  retained his position as a Director of Genlyte and holds the honorary  title  of  Chairman  Emeritus.  He  served  as  President  of  Genlyte  from its incorporation  in January  1985 until July 1989 and served as acting  President of Genlyte from January  1991 to August 1991.  From August 1981 to  September  1985,  Mr.  Heller was
                                    President and Chief Executive Officer of Lightolier  Incorporated.  Mr. Heller is a member of the Board of Directors of Concord  Fabrics,  Inc. He is Chairman of the Audit Committee
                                    of the Genlyte Board of Directors.

Frank Metzger (67)...............   Dr.  Metzger was elected a Director of Genlyte at the January  1985 meeting of the Genlyte
                                    Board of  Directors.  Dr.  Metzger  has been  President  of Metzger & Company,  management consultants,  since  June  1988.  He served as Senior  Vice  President-Administration  for
                                    Bairnco  from  July  1986  until  his  retirement  from  Bairnco  in  May  1988  and  Vice
                                    President-Administration  for Bairnco from its organization in 1981 until June 1986. He is
                                    Chairman of the Compensation Committee of the Genlyte Board of Directors.

Larry K. Powers (53).............   Mr. Powers was appointed President of Genlyte in January 1994 and has served as a Director since  July  1993.  He has held a  variety  of sales,  marketing  and  general  management positions in the lighting  industry.  From September 1979 until April 1989, Mr. Powers was
                                    President of Hadco/Craftlite.  Hadco/Craftlite was acquired by a predecessor of Genlyte in
                                    July 1983. Mr. Powers then served as President of the HID/Outdoor Division of Genlyte from
                                    May 1989 until June 1993.  From July 1993 to  December  1993,  he served as  President  of
                                    Genlyte U.S. Operations and Executive Vice President of Genlyte.


Board and Committee Meetings

     During 1995, Genlyte's Board of Directors met twelve (12) times for regular meetings and one time for a special telephonic meeting. In addition, management confers frequently with its directors on an informal basis to discuss company affairs. During 1995, each of the directors attended at least 75 percent of the meetings of the Board and the Board Committees of which such director was a member.

     The Board has established standing Audit, Compensation and Nominating Committees. The Board has established the Audit Committee to recommend the firm to be appointed as independent accountants to audit Genlyte's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, and consider the adequacy of the internal accounting and control procedures of Genlyte. Members of this committee are Messrs. Cadwallader and Heller, with Mr. Heller serving as Chairman. During 1995, the Audit Committee met once.

     The Compensation Committee reviews and recommends the compensation arrangements for all executive officers, approves such arrangements for other senior level employees, and administers and takes such other action as may be required in connection with certain compensation plans of Genlyte and its operating subsidiaries. Members of the Compensation Committee are Messrs. Drazin and Engelman and Dr. Metzger, with Dr. Metzger serving as Chairman. During 1995, the Compensation Committee met three times.

     The Nominating Committee reviews and recommends to the Board of Directors the appropriate size and composition of the Board of Directors as well as the Boards of Directors of Genlyte's various subsidiaries. The Nominating Committee will not consider recommendations from Genlyte's stockholders because the Committee believes it has sufficient resources and contacts to fulfill its obligations without considering such stockholder recommendations. Members of the Nominating Committee are Messrs. Bailey and Drazin, with Mr. Drazin serving as Chairman.


Compensation of Directors

     During 1995, each director, other than any director employed by Genlyte, which for purposes of this section does not include employees of its subsidiaries, received $2,000 and the Chairman of the Board received $3,000 for each Board meeting attended and each committee meeting attended on a day on which the Board of Directors did not meet. Directors employed by Genlyte are not paid any fees or additional compensation for services rendered as members of the Board or any of its committees. Directors, excluding employees of Canlyte, Genlyte's wholly-owned subsidiary, who also serve on the Board of Directors of Canlyte are compensated for attendance at such meetings at the rate of $2,000 (Canadian) per Board meeting or for committee meetings held on days other than regular Board meeting days.

     On December 14, 1995, the Board of Directors amended Genlyte's 1988 Stock Option Plan to provide for the automatic grant to non-employee directors of options to purchase shares of Common Stock of Genlyte in replacement of options that theretofore had been granted under the plan but which had expired without exercise on September 25, 1995. See "APPROVAL OF AMENDMENTS TO 1988 STOCK OPTION PLAN".

Compensation Committee Insider Participation

     As noted above, Messrs. Avrum I. Drazin, David M. Engelman and Dr. Frank Metzger served as members of the Board's Compensation Committee during 1995. Mr. Drazin is Chairman of Genlyte, was formerly President of Genlyte and is President of Canlyte, Inc., one of the Company's subsidiaries. Dr. Metzger periodically provides consulting services to Lightolier, a division of Genlyte. During 1995, Dr. Metzger earned $12,690 for consulting services provided to Lightolier.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Number of Shares Outstanding and Record Date

     Only holders of record of Genlyte Common Stock, par value $.01 per share ("Genlyte Common Stock"), at the close of business on March 1, 1996 are entitled to notice of, and to vote at, the Annual Meeting. Holders of Genlyte Common Stock are entitled to one vote for each share held on the matters properly presented at the Annual Meeting,

     On March 1, 1996, there were 12,944,466 shares of Genlyte Common Stock issued and outstanding. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A plurality of the votes present in person or represented by proxy at the Annual Meeting is required to elect directors.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the matters to be acted upon at the Annual Meeting, and an abstention will have the effect of a vote against any proposal requiring an affirmative vote of a majority of the shares present and entitled to vote thereon.


Common Stock Ownership of Certain Beneficial Owners and Management

     The following table sets forth information regarding the beneficial ownership of Genlyte Common Stock by the only persons (other than Glenn W. Bailey as discussed below) known to Genlyte to be the beneficial owners of more than 5% of the issued and outstanding Genlyte Common Stock as of March 1, 1996:

                                                 Amount and Nature
                                                  of Beneficial
          Name and Address                         Ownership of       Percent of
         of Beneficial Owner                       Common Stock          Class
           --------------                         --------------        -------
  FMR Corp.  ................................      1,306,000(l)          10.1%
    82 Devonshire Street
    Boston, Massachusetts 02109-3614
  Marvin C. Schwartz  .......................      1,200,890(2)           9.3%
    c/o Neuberger & Berman
    605 Third Avenue
    New York, NY 10158-3698

- ----------
(1) According to the Schedule 13G furnished to Genlyte by FMR Corp., FMR Corp. is a holding company and has sole power to vote and to dispose of such shares through its control of its wholly-owned subsidiary, Fidelity Management Trust Company, the beneficial owner of such shares. The
      Schedule 13G also reports that Edward C. Johnson 3rd, Chairman of FMR Corp., and FMR Corp. each has sole power to dispose of the balance of the 1,306,000 shares reported through FMR's acting as investment advisor to certain other funds, including Fidelity Capital Appreciation Fund, the owner of 1,280,000 of such shares. The power to vote the shares held by such funds resides with the funds' Boards of Trustees.

(2) According to the Schedule 13D furnished to Genlyte by Marvin C. Schwartz, he holds sole power to vote and to dispose of 337,400 of such shares through his personal account in which he holds 252,400 of such shares and through his management of an individual account for the benefit of a partner of Neuberger & Berman with respect to 85,000 of such shares. The
      Schedule 13D also reports 238,990 shares owned by the Neuberger & Berman Profit Sharing Trust (the "Plan") of which Marvin C. Schwartz is co-trustee. The power to vote and dispose of the shares held by such funds is shared with the Plan's trustees. In addition, 624,500 shares are held in several accounts for the benefit of Mr. Schwartz' family. Mr. Schwartz is the beneficial owner of such shares based on his discretionary and shared dispositive power over such accounts.

     The following table presents information regarding beneficial ownership of Genlyte Common Stock by each member of the Board of Directors, the Named Officers (defined below) and by all directors and executive officers of Genlyte as a group as of March 1, 1996.

                                                                       Amount and Nature
                                                                         of Beneficial
                                                                           Ownership
                                                                          of Genlyte            Percent of
                   Name                                                  Common Stock              Class
                   ----                                                 --------------            -------
  Glenn W. Bailey  ............................................       1,425,000(l)              11.0%
    14 Bassett Creek Trail N., Hobe Sound, FL 33455
  Neil M. Bardach  ............................................             284                    *
  Robert B. Cadwallader  ......................................             300                    *
  Avrum I. Drazin  ............................................         180,774(2)               1.4%
  Zia Eftekhar  ...............................................          47,732(3)                 *
  David M. Engelman  ..........................................          12,500(4)                 *
  Charles M. Havers  ..........................................           3,644(5)                 *
  Fred Heller  ................................................         144,000(6)               1.1%
  Frank Metzger  ..............................................         135,750(7)               1.0%
  Larry K. Powers  ............................................          74,202(8)                 *
  All directors and executive officers as a group
    (11 persons including those named).........................       2,055,948(9)              15.9%

- ----------

* The percentage of shares owned by such director does not exceed 1% of the issued and outstanding Genlyte Common Stock.

(1) Includes 210,000 shares of Genlyte Common Stock owned by Mr. Bailey's spouse as to which Mr. Bailey disclaims beneficial ownership.

(2) Includes 1,000 shares of Genlyte Common Stock owned by Mr. Drazin's spouse as to which Mr. Drazin disclaims beneficial ownership and 50,000 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

(3) Includes 11,000 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

(4) Includes 7,500 shares of Genlyte Common Stock owned by Mr. Engelman's spouse as to which Mr. Engelman disclaims beneficial ownership and 5,000 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

(5) Includes 2,750 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

(6) Includes 90,266 shares of Genlyte Common Stock owned by Mr. Heller's spouse as to which Mr. Heller disclaims beneficial ownership and 10,000 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

(7) Includes 28,000 shares of Genlyte Common Stock owned by Dr. Metzger's spouse as to which Dr. Metzger disclaims beneficial ownership.

(8) Includes 26,500 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

(9) Includes an aggregate of 346,776 shares of Genlyte Common Stock owned by the spouses of certain of Genlyte's executive officers and directors as to which each such executive officer or director disclaims beneficial ownership and 125,650 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors was comprised during fiscal 1995 of Messrs. Avrum I. Drazin, David M. Engelman and Dr. Frank Metzger, with Dr. Metzger serving as Chairman. All Committee members except Mr. Drazin are outside directors. The Committee reviews and recommends the compensation arrangements for all executive officers, approves such arrangements for other senior level employees, and administers and takes such other actions as may be required in connection with certain compensation plans of Genlyte and its operating subsidiaries. The Board of Directors reviews and approves recommendations made by the Compensation Committee relating to the compensation of Genlyte's executive officers.

     The Compensation Committee has prepared the following report with respect to executive compensation at Genlyte.


Compensation Philosophy

     Genlyte's compensation philosophy is to provide competitive pay for competitive performance and superior pay for superior performance. Genlyte seeks to ensure that its executive compensation programs and policies relate to and support its overall objective to enhance stockholder value through the profitable management of its operations. To achieve this goal, the following objectives serve as guidelines for compensation decisions:

     o Provide a competitive total compensation framework that enables Genlyte to attract, retain and motivate key executives who will contribute to Genlyte's success;

     o Ensure that compensation programs are linked to performance on both an individual and operating unit level; and

     o Align the interests of employees with the interests of stockholders by encouraging employee stock ownership.


Components of Compensation

     Genlyte's compensation strategy incorporates a combination of cash and equity-based compensation as follows:

     o A performance management system that relates individual base salary changes to a formal process in which individual performance is reviewed, discussed and evaluated.

     o Short-term incentive programs that provide executives with the opportunity to add substantial variable compensation to their annual base salaries through attainment of specific, measurable goals intended to encourage high levels of organizational performance and superior achievement of individual objectives.

     o Long-term incentive opportunities in the form of stock options in which rewards are linked directly to stockholder gains.

     For fiscal year 1995, Genlyte's compensation programs consisted of:

     Base Salary

     Salary pay levels at Genlyte are competitive with the marketplace. The Compensation Committee uses commercially published surveys prepared by established compensation consulting firms to assure that base compensation levels are positioned relative to the range that is generally paid to executives having similar levels of experience and responsibility at companies of comparable size and complexity. Data is drawn from the electric lighting equipment and supply industry as well as general industry survey data. Consideration is also given to other factors such as individual performance and potential.

     Short-Term Incentives

     Executives  and  key  employees  of  Genlyte  participate  in a  short-term incentive program which rewards the achievement of profit and profit-related objectives. These employees are afforded an opportunity to earn substantial variable compensation each year through participation in the Management Incentive Compensation (MIC) Program. This program combines elements of profit sharing, in which total management performance is rewarded only to the extent also realized by stockholders as measured in Earnings Per Share (EPS), Earnings Before Interest and Taxes (EBIT), and Return on Capital Employed (ROCE), and in terms of individual performance, as measured by achievement of specific, measurable goals established by participants and approved by management.

     Funding for MIC awards is formula-driven based on achievement of financial goals for each operating unit. The Board of Directors reviews and approves profit and profit-related objectives at the beginning of each year. By policy, the level of funding which results from the MIC formulas cannot be modified and the total payout of awards for all MIC participants is limited to 15 percent of Genlyte's profit before taxes each year. In order to maximize results, objectives are typically established at a level of performance above normal expectations. Consideration is also given to past financial performance as a means to ensure that consistent and sustained business results are achieved.

     Actual individual MIC awards are dependent upon three factors: (1) the requirement that stated objectives be met by both individual participants and their operating units; (2) the relative success and extent to which those objectives are achieved; and (3) the participant's relative level within the organization as determined annually according to policy guidelines.

     In 1995, the Compensation Committee and the Board of Directors reviewed and approved the renewal of the MIC Program, related policies, and all recommended MIC awards.

     Long-Term Incentives

     Genlyte believes that the interests of stockholders and executives become more closely aligned when such executives are provided an opportunity to acquire a proprietary interest through ownership of its Common Stock. Through the 1988 Genlyte Stock Option Plan, officers and key employees are granted options to purchase Genlyte Stock and maintain significant share ownership within the parameters of the program. Most grants are exercisable in installments commencing two years after the date of grant. The exercise price of options is set, and has at all times in the past been set, at fair market value or book value, whichever is higher.

     In December 1992, a "performance-vested" stock option approach was developed with respect to particular options granted to certain executives. Such options are designed to provide added compensation for superior performance and are exercisable upon achievement of specified EPS goals as approved by the Compensation Committee and the Board of Directors.

     Benefits

     Genlyte's executive officers participate in the same pension, health and benefit programs that are generally available to other employees who are not the subject of collective bargaining agreements. There are no special executive officer plans with the exception of a now inactive Supplemental Employee Retirement Plan in which two long-term executive officers still participate.


Chief Executive Officer Compensation

     Mr. Powers served as Chief Executive Officer in 1995 at a salary of $280,000 per annum. Mr. Powers received $161,850 in incentive compensation for 1995, recognizing a significant improvement in the EPS over prior year, as well as the level of achievement of Mr. Powers' personal objectives. In December, 1995, the Compensation Committee recommended and the Board of Directors approved a stock option grant for Mr. Powers of 35,000 shares in recognition of its assessment of his ability and dedication to enhance the long-term value of Genlyte for the stockholders. This grant is consistent with the overall design of the option program.


Conclusion

     In summary, the Compensation Committee continued its policy in fiscal year 1995 of linking executive compensation to Genlyte performance. The outcome of this process is that stockholders receive a fair return on their investment while executives are rewarded in an appropriate manner for meeting or exceeding performance objectives. The Committee believes that Genlyte's compensation levels adequately reflect its philosophy of providing competitive pay for competitive performance and superior pay for superior performance. Likewise, the Committee believes that Genlyte's executive compensation programs and policies are supportive of its overall objective to enhance stockholder value through the profitable management of its operations.


                                             Frank Metzger, Chairman
                                             Avrum I. Drazin
                                             David M. Engelman

Executive Compensation

     The following table sets forth information concerning annual, long-term and other compensation for services in Genlyte of those persons who were, on December 31, 1995, Genlyte's ( i ) chief executive officer and (ii) other four most highly compensated executive officers (together, the "Named Officers"):


                           Summary Compensation Table

                                                                            Long-Term Compensation
                                       Annual Compensation                     Awards          Payouts
                            -----------------------------------------    -------------------  ---------
                                                              Other                   Stock               All
        Name and                                             Annual     Restricted  Options/  Long-term  Other
   Principal Position       Year   Salary($)   Bonus($)     Comp.($)     Awards($)   SARs(#) Payouts($)Comp.($)
     --------------         ----    -------     -------      -------     --------    ------   --------  -------
Larry K. Powers             1995    280,000     161,850       4,398(1)        0     35,000        0        0
  President & CEO           1994    278,942      69,736       1,478(1)        0          0        0        0
                            1993

Neil M. Bardach             1995    165,000      78,624           0           0     10,000        0        0
  Vice President &          1994     79,327      25,000           0           0     20,000        0        0
  Chief Financial Officer   1993

Avrum I. Drazin             1995    226,008(2)   10,951      36,000(3)        0     10,000        0   10,851(2,4)
  President, Canlyte/       1994    221,805(2)    3,187      36,000(3)        0          0        0    9,776(2,4)
  Chairman of               1993    269,138(2)   54,600           0           0          0        0    9,789(2,4)
  the Board, Genlyte

Zia Eftekhar                1995    200,000      15,208      35,780(5)        0     10,000        0   13,425(4)
  President,                1994    184,519      82,403           0           0          0        0   14,703(4)
  Lightolier US             1993    165,000           0           0           0          0        0   13,773(4)

Charles M. Havers           1995    145,769     104,949           0           0     12,500        0        0
  President,                1994    137,308      60,363           0           0     14,300        0        0
  Supply Div                1993

- ----------
(1)  Director's fees for Canlyte, Inc., Genlyte's wholly owned subsidiary.

(2) These figures were converted from Canadian dollars to U.S. dollars using the exchange rate as of the last day of the fiscal year for that period.

(3)  Director's fees.

(4) Represents service and interest expense accrual for Supplemental Employee Retirement Plan benefit.

(5)  Represents expenses for relocation and related fees.


Option Grants

     Shown below is further information on grants of stock options pursuant to the 1988 Stock Option Plan during the fiscal year ended December 31, 1995 to the Named Officers reflected in the Summary Compensation Table. No stock appreciation rights were granted under that Plan during fiscal 1995.

                          Option Grants in Fiscal 1995

                                         Individual Grants
- -------------------------------------------------------------------------------------------------
                                                                                                         Potential Realizable
                                                                                                           Value of Assumed
                                                             % of                                        Annual Rates of Stock
                                                        Total Options                                     Price Appreciation
                                                         Granted to     Exercise or                       for Option Term (2)
                                           Options      Employees in     Base Price    Expiration       ----------------------
            Name                       Granted (#)(1)    Fiscal Year      ($/share)       Date           5%($)         10%($)
            ----                       --------------   ------------    -----------    ----------       -------       --------
Larry K. Powers......................      35,000           10.4%         $7.6250      12/14/2000       $73,733       $162,930
Neil M. Bardach . ...................      10,000            3.0%         $7.6250      12/14/2000       $21,066        $46,551
Avrum I. Drazin . ...................      10,000            3.0%         $7.6250      12/14/2000       $21,066        $46,551
Zia Eftekhar  .......................      10,000            3.0%         $7.6250      12/14/2000       $21,066        $46,551
Charles M. Havers ...................      12,500            3.7%         $7.6250      12/14/2000       $26,333        $58,189

- ----------
(1) These options were granted to the Named Officer five years prior to the indicated expiration date and are exercisable at the rate of 50% per year commencing two years after the date of grant. In the event of certain mergers, consolidations or reorganizations of Genlyte or any disposition of substantially all the assets of Genlyte or any liquidation or dissolution of Genlyte, then in most cases all outstanding options not exercisable in full shall be accelerated and become exercisable in full for a period of 30 days. In addition, in the event of certain changes in control of Genlyte or of its Board of Directors, then any outstanding option not exercisable in full shall in most cases be accelerated and become exercisable in full for the remaining term of the option.

(2) Realizable value is shown net of option exercise price, but before taxes associated with exercise. These amounts represent assumed compounded rates of appreciation and exercise of the options immediately prior to the expiration of their term. Actual gains, if any, are dependent on the future performance of the Common Stock, overall stock market conditions, and the optionee's continued employment through the exercise period. The amounts reflected in this table may not necessarily be achieved.


Option Exercises and Fiscal Year-End Values

     Shown below is information with respect to the unexercised options to purchase Genlyte's Common Stock granted in fiscal 1995 and prior years under Genlyte's 1988 Stock Option Plan to the Named Officers and held by them at December 31, 1995. During fiscal 1995, Mr. Powers exercised 10,000 stock option shares. None of the other Named Officers exercised stock options during fiscal 1995.


                    OPTION EXERCISES AND YEAR-END VALUE TABLE

                 Aggregated Option Exercises in Fiscal Year 1995
                            and FY-End Option Values

                                                                          Number
                                                                      of Unexercised      Value of Unexercised
                                                                        Options at        In-the-Money Options
                                           Shares                        FY-End(#)          at FY-End ($)(1)
                                         Acquired on     Value         Exercisable/           Exercisable/
        Name                              Exercise    Realized($)      Unexercisable          Unexercisable
        ----                              --------     --------         ----------           ---------------
Larry K. Powers .......................    10,000       1,250          26,500/73,500        $54,608/$70,609
Neil M. Bardach .......................         0           0             0/30,000             $0/$40,000
Avrum I. Drazin .......................         0           0          50,000/50,000        $52,200/$88,800
Zia Eftekhar ..........................         0           0          26,000/34,000        $54,346/$39,782
Charles M. Havers .....................         0           0           2,750/24,050         $6,538/$4,327

- ----------
(1) Based upon the 12/31/95 closing price of $6.75 for Genlyte stock on the NASDAQ National Market System. Realizable value is shown net of option exercise price, but before taxes associated with exercise.

Retirement Plan

     The majority of Genlyte's employees who are employed in the United States and who are not represented by a collective bargaining unit become participants in a qualified noncontributory defined benefit pension plan (the "Plan") on the January 1st following their date of hire. Each of the Named Officers was a participant in the Plan during fiscal year 1995 except Mr. Drazin, who is a participant in a Canadian Pension Plan.

     The following table presents information regarding estimated annual benefits payable upon normal retirement at age 65 in the form of a single life annuity to persons in specified remuneration and years of service classifications:


                  For Employees Retiring at age 65 in 1996 (1)

                                                           Years of Service at Retirement (2)
     Average Compensation                  -------------------------------------------------------------------
        at Retirement                         5            10             15             20         25 or more
       ----------------                    -------       -------        -------        -------       --------
$50,000................................    $ 3,561        $ 7,121       $10,682        $14,242        $17,803
$100,000...............................      7,811         15,621        23,432         31,242         39,053
$150,000(3)............................     12,061         24,121        36,182         48,242         60,303
Greater than 150,000(3)................     12,061         24,121        36,182         48,242         60,303

- ----------
(1) For employees retiring at ages under 65, the estimated annual benefits would be lower.

(2) The amounts are based on the formula which became effective January 1, 1995.

(3) In accordance with provisions of the Omnibus Budget Reconciliation Act of 1993, effective January 1, 1994, the maximum allowable compensation permitted in computing a benefit was $150,000, subject to annual cost of living increases. For 1996, the maximum allowable compensation as provided under IRS 401(a)(17) remains at $150,000. However, any accrued benefit as of December 31, 1994 which is based on compensation in excess of $150,000 for years prior to 1994 will be protected to the maximum payable by law.

     Remuneration covered by the Plan in a particular year includes (1) that year's salary (base pay, overtime and commissions), and (2) compensation received in that year under the Management Incentive Compensation Plan. The 1995 remuneration covered by the Retirement Plan includes, for the recipients thereof, Management Incentive Compensation paid during 1995 with respect to 1994 awards.

     For each of the following Named Officers of Genlyte, the credited years of service under the Plan, as of December 31, 1995, and the remuneration received during 1995 covered by the Plan were, respectively, as follows:

                                                       Covered       Years of
          Name                                      Compensation      Service
          ----                                       ----------       -------
  Larry K. Powers ...............................     $150,000*          16
  Neil M. Bardach ...............................     $150,000*           1
  Zia Eftekhar ..................................     $150,000*          28
  Charles M. Havers .............................     $150,000*           1

- ----------
*    As limited by the maximum  allowable  compensation  provided  under IRS 401
     (a)(17) of $150,000.

     Pension benefits at age 65 (normal retirement age) for active participants as of January 1, 1996 are calculated as follows: 1.2% of final five-year average pay up to covered compensation level, plus 1.7% of final five-year average pay over the covered compensation level, multiplied by the total years of recognized service, to a maximum of 25 years. All such participants will receive the greater of their benefit under the new formula or the benefit accrued under a prior plan formula as of December 31, 1994. In addition, certain maximum benefit limitations are incorporated in the Plan. The final five-year average pay is determined by taking the average of the highest consecutive five-year period of earnings within a ten-year period prior to retirement. The term "covered compensation", as defined by the Internal Revenue Service, refers to the 35-year average of the Social Security taxable wage bases applicable to a participant for each year projected to Social Security normal retirement age.

                        EMPLOYMENT PROTECTION AGREEMENTS

     Genlyte has entered into contracts with a group of key employees, including Messrs. Powers, Bardach, Drazin, Eftekhar and Havers, that become effective if the employee is employed on the date a change of control (as defined in the agreement) occurs and that provide each such employee with a guarantee that his duties, compensation and benefits will generally continue unaffected for two (2) years following the change of control. In the event that an eligible employee's employment is terminated without cause by Genlyte or if the employee is constructively terminated within two (2) years following the change of control, such employee will receive either (i) the sum of (x) two (2) times the aggregate amount of his then current base salary, plus (y) two (2) times the average of his last three (3) annual awards paid under Genlyte's Management Incentive Compensation Plan plus (z) the present value of any unvested benefits under Genlyte's qualified plans and the annual cost of the employee's participation in all employee benefit plans of Genlyte or (ii) if it would result in the employee receiving a greater net-after tax amount, a lesser amount equal to the amount that produces the greatest afterest after tax amount for the employee. (An employee will be treated as having been constructively terminated if he quits after being removed from office or demoted, his compensation or benefits are reduced, his duties are significantly changed, his ability to perform his duties is substantially impaired or his place of employment is relocated a substantial distance from his principal residence.) These agreements will continue in effect at least until December 31, 1996 and automatically renew for an additional year as of each January 1 after December 31, 1996, unless Genlyte or the employee provides sixty (60) days written notice of non-renewal prior to such January 1.


                            APPROVAL OF AMENDMENT TO
                       THE GENLYTE 1988 STOCK OPTION PLAN

     At the 1991 Annual Meeting, the stockholders of Genlyte approved an amendment to the Genlyte 1988 Stock Option Plan (the "Plan") that provided for the grant to each non-employee director of a single 10,000 share option. Earlier, in September 1990, options for such 10,000 shares (the "1990 Options") had been issued to the non-employee directors then in office, subject to the approval of stockholders at the 1991 Annual Meeting. Pursuant to the Plan, the 1990 Options had a five year term and were exercisable at a price equal to the fair market value of Genlyte Common Stock on the date of grant, $5.50 per share. The 1990 Options expired without having been exercised.

     The Board of Directors believes it is in the best interests of Genlyte and its stockholders to promote an identity of interest among its stockholders and the non-employee directors. Accordingly, in December 1995, the Board amended the Plan, subject to stockholder approval at the 1996 Annual Meeting, to provide for the grant of options (the "1995 Options") to replace the 1990 options that had expired. The 1995 Options are for the same number of shares, the same five-year term and otherwise on the same terms as the 1990 options, except that the exercise price is $7.625, the fair market value of a share of Genlyte Common Stock on the date of grant.

     A complete copy of the Option Plan, as it is proposed to be amended, is attached as Exhibit A to this Proxy Statement. The amendments that the stockholders are being asked to approve are indicated by underscoring.


Stockholder Approval of the Amendments

     Approval of the amendments to the Option Plan requires the affirmative vote of a majority of the shares of Genlyte Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the amendments to the Option Plan.

     The Board of Directors recommends a vote FOR approval of the amendments to the Option Plan.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Genlyte's directors and executive officers, and persons who own more than ten percent of Genlyte's Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Genlyte. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish Genlyte with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it with respect to fiscal 1995, Genlyte believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of Genlyte's Common Stock have been complied with, except for a non-filing of an initial Form 3 by Mr. Havers, which deficiency was corrected with the 1995 Form 5 filing made in February, 1996.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee,  the Board of Directors has
appointed  Arthur  Andersen  LLP  as  Genlyte's  principal   independent  public
accountants for the year 1996.

     A representative of Arthur Andersen LLP, the Company's auditor for 1995, is expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and make a statement if desired to do so.


                1997 PROPOSALS BY HOLDERS OF GENLYTE COMMON STOCK

     Any proposal which a stockholder of Genlyte desires to have included in the proxy statement relating to the 1997 Annual Meeting of Stockholders must be received by Genlyte at its executive offices by no later than November 15, 1996. The executive offices of Genlyte are located at 100 Lighting Way, Secaucus, N.J. 07096 until June 30, 1996. Effective July 1, 1996, the executive offices of Genlyte will be located at 2345 Vauxhall Road, Union, N. J. 07083.


                          COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total return on the Common Stock of Genlyte with the cumulative total return on the NASDAQ Stock Market Index (U.S. companies)1 and the Electric Lighting & Wiring Equipment Index (SIC Group 364)2 from December 31, 1990. The graph assumes the investment of $100 in Genlyte Common Stock, the NASDAQ Stock Market Index, and the Electric Lighting & Wiring Equipment Index on December 31, 1990.

  [The following table is represented as a line graph in the printed material]

                               1990    1991     1992     1993     1994     1995
                               ----   ------   ------   ------   ------   ------
The Genlyte Group
  Incorporated                 $100   $133.3   $124.2   $ 87.9   $103.3   $163.6

NASDAQ Stock Market Index
  (U.S. Companies)              100    160.6    186.9    214.5    209.7    296.3

Electric Lighting & Wiring
  Equipment Index               100    128.1    144.4    145.5    149.5    197.6

(1) Total return calculations for the NASDAQ Stock Market Index and Genlyte Stock were performed by the Center for Research in Security Prices, Graduate School of Business, University of Chicago.

(2) Total return calculation for the Electric Lighting & Wiring Equipment Index (consisting of approximately 26 companies) was performed by Media General Financial Services.

                           EXPENSES AND OTHER MATTERS

Expenses of Solicitation

     Genlyte will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. Genlyte has requested brokers, nominees, fiduciaries and other custodians who hold shares of its common stock in their names to solicit proxies from their clients who own such shares and Genlyte has agreed to reimburse them for their expenses in so doing.

     In addition to the use of the mails, certain officers, directors and other employees of Genlyte, at no additional compensation, may request the return of proxies by personal interview or by telephone or telegraph.


Other Items of Business

     The Board of Directors does not intend to present any further items of business to the meeting and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may in their discretion determine.


                                          By Order of the Board of Directors,


                                          DONNA R. RATLIFF
                                          Secretary

March 18, 1996

                                                                       Exhibit A


                   GENLYTE 1988 STOCK OPTION PLAN, as amended
                       (Proposed changes are underscored)


1. Purpose

     (a) The Genlyte 1988 Stock Option Plan (the "Plan"), is intended to provide incentives to key employees, including employees who also serve as directors (the "Employees") of The Genlyte Group Incorporated, a Delaware corporation (the "Corporation"), and its Affiliates and non-employee directors of the Corporation ("the Outside Directors"), by providing them with opportunities to purchase shares of common stock of the Corporation, par value $.01 per share ("Common Stock"), pursuant to nonqualified stock options ("Options") under the Internal Revenue Code of 1986, as amended (the "Code").

     (b) As used herein, the term "Affiliate" shall mean any corporation in which the Corporation owns, directly or indirectly, 25% or more of the voting stock.


2. Administration

     (a) The Plan, insofar as it governs the rights of the Employees, shall be administered by the Board of Directors of the Corporation (the "Board") or by a committee (the "Committee") of not less than three directors of the Corporation selected by, and serving at the pleasure of, the Board. Directors who are employees of the Corporation or any Affiliate thereof may not serve on the Committee. Notwithstanding anything contained herein to the contrary, the Plan shall at all times be administered in a manner and by such persons as necessary to satisfy the conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any similar rule which may be in effect from time to time ("Rule 16b-3").

     (b) In the event that the Board shall appoint the Committee, the Board shall designate one of the members of the Committee as its chairman. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by the affirmative vote of a majority of its members. Any decision or determination reduced to writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members of the Committee at a meeting duly called and held. The Committee shall make such other rules and regulations for the conduct of its business as it shall deem advisable.

     (c ) Whether or not the Committee is appointed, all powers and functions of the Committee may at any time and from time to time be exercised by the Board.

     (d) The Board or the Committee shall have authority, with respect to the participation of Employees and otherwise, subject to the terms of the Plan: to determine the Employees to whom Options shall be granted, the number of shares of Common Stock to be covered by each Employee Option, the purchase price per share of Common Stock covered by each Employee Option, the time or times at which Employee Options may be granted and exercised, and the terms and provisions of the instruments by which Options shall be evidenced; with the consent of Employees to whom Options have been granted, to grant in substitution for outstanding Options, replacement Options, which may be at a lower purchase price, and to cancel such outstanding Options; to interpret the Plan; to establish, amend and rescind rules and guidelines for administering the Plan; and to make all determinations necessary or advisable, in its sole discretion, for the administration of the Plan.

     (e) The Board or the Committee may designate any officer of the Corporation to assist it in the administration of the Plan and may grant authority to any such officer to execute agreements or other documents and otherwise take action on behalf of the Board or the Committee, as the case may be.

     (f) The Board or the Committee may employ legal counsel and such other professional advisors as it may deem advisable for the administration of the Plan and may rely on any opinion received from such counsel or advisor.

     (g) Nothing in this section 2 shall be construed to apply to Options granted to Outside Directors pursuant to section 7. Options granted to Outside Directors pursuant to section 7 shall be governed by the terms of that section 7 and shall be made automatically pursuant to the Plan.

3. Eligibility

     (a) Employees. Except as otherwise expressly provided in section 3(b), Options may be granted only to Employees selected by the Board or the Committee to participate in the Plan.

     (b)  Outside  Directors.   Each  Outside  Director  shall  be  eligible  to
participate in the Plan and to receive grants of Options pursuant to section 7.

     (c ) The granting of any Option to any person under the Plan shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or in any other incentive plan.


4. Stock

     Except as provided in section 8, the maximum number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall be 2,000,000 shares; provided that no Option may be granted if, immediately after giving effect to such grant, the number of shares of Common Stock which may be issued upon the exercise of outstanding Options under the Plan would exceed the greater of 1,000,000 shares of Common Stock and 10% of the issued and outstanding shares of Common Stock. So long as the limits set forth in this section 4 are not exceeded, the same shares of Common Stock may be subject to simultaneous, tandem or successive option. Upon the exercise of Options, the Corporation may either issue reserved buy unissued shares of Common Stock or transfer shares of Common Stock held in its treasury.


5. Granting of Options

     Options may be granted to Employees or Outside Directors under the Plan at any time on or prior to July 1, 1988. The date of grant of an Option to Employees under the Plan will be the date on which the Option is awarded by the Board or the Committee, unless a later date is specified by the Board or the Committee at the time of the award. The date on which an option is awarded to Outside Directors under the Plan shall be governed by the terms of section 7.


6. Terms and Conditions of Employee Options

     Options granted to Employees shall be evidenced by stock option agreements in such form or forms as the Board or the Committee may from time to time approve. Such stock option agreements shall conform to the following terms and conditions:

          (a) Option Price. The option price per share shall be not less than Fair Market Value of a share of Common Stock on the date of grant thereof. "Fair Market Value" of the Common Stock on any date shall mean the opening asked price of the Common Stock on that date or on the next date thereafter on which there is trading of such stock in the over-the-counter market and for which prices are reported on the National Association of Securities Dealers, Inc. Automated Quotations System.

          (b) Terms of Options. Each Employee Option shall expire no later than the fifth anniversary of the date of its grant.

          (c) Exercisability. Each Employee Option shall become exercisable in one or more installments at the time or times and upon the satisfaction of such conditions as may be provided in the stock option agreement evidencing such Option, provided, however, that Options may not be exercised for a period of six months after the grant thereof to the extent such a condition is necessary to satisfy the requirements of Rule 16b-3. Once an installment of an Option becomes exervisable, it shall remain exercisable until expiration from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable.

          (d) Payment. Each stock option agreement evidencing an Option shall provide for the terms of payment of the option price. Subject to any limitations in such stock option agreement, the holder of an Option may pay the option price in cash, shares of Common Stock, any other property acceptable to the Board or the Committee, or any combination thereof, provided that the holder of an Option may not pay the option price in shares of Common Stock received upon the exercise of any Option under the Plan which shares have been held by such holder for less than one year prior to such payment. Such stock option agreement may provide for the giving of or arranging for financial assistance (including, without limitation, bonuses, subsidies, direct loans from the Corporation with or without interest, secured or unsecured, or guarantees by the Corporation of third party loans) to the holder of an Option for the purpose of providing funds for the purchase of shares of Common Stock upon exercise of an Option.

          (e) Termination of Employment. If the Employee holder of an Option ceases to be employed by the Corporation or any Affiliate thereof other than by reason of death, no further installments of such Option shall be exercisable, and such Option shall terminate on the earlier of the date specified in the stock option agreement evidencing such Option, and the date which is no later than three months from the date of termination of such employment; provided that (i) in the case of termination of employment by reason of retirement or a disability within the meaning of section 105
     (d) (4) of the Code, the Board or the Committee may, in its discretion, accelerate the exercisability of any installments of such Option which would not be or were not exercisable on the date of such termination, and
     (ii) in the case of termination of employment due to a disability within the meaning of section 105 (d) (4) of the Code, such Option shall terminate no later than one year from the date of termination of employment but in any event no later than its specified expiration date.

          (f) Death. If the Employee holder of an Option dies during his employment, such Option may be exercised, to the extent of the number of shares of Common Stock with respect to which such holder could have exercised such Option on the date of death, by such holder's estate, personal representatives or beneficiary who acquires such Option by will or by the laws of descent and distribution at any time prior to the earlier of such Option's normal expiration date and the date specified in the stock option agreement evidencing such Option in the event of death, which date shall be no later than the first anniversary of such holder's death, provided that the Board or the Committee may, in its discretion, accelerate the exercisability of any installments of such Option which were not exercisable at the time of such holder's death.

          (g) Assignability. No Option may be assigned, transferred or hypothecated by the holder thereof, except by will or by the laws of descent and distribution, and during the lifetime of any holder of an Option, such Option may be exercised only by such holder. At the request of the holder of an Option, shares of Common Stock purchased upon the exercise of such Option may be issued in or transferred into the name of such holder and another person, jointly with the right of survivorship.

          (h) Withholding. The Corporation's obligation to deliver shares of Common Stock or make any payment upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

          (i) Other Terms. Stock option agreements evidencing Options may contain such other provisions, not inconsistent with the Plan, as the Board or the Committee deems advisable. Among these provisions may be (i) a requirement that the holder of an Option represent to the Corporation in writing, when the Option is granted or when such holder purchases shares of Common Stock on its exercise, that such holder is accepting such Option, or purchasing shares (unless they are then covered by an effective registration statement under the Securities Act of 1933, as amended), for such holder's own account for investment; (ii) a provision under which the Corporation, in the discretion of the Board or the Committee shall have the right so long as the Fair Market Value of the shares of Common Stock covered by an Option exceeds the option price, in lieu of accepting payment of the option price and delivering any or all shares of Common Stock as to which such Option has been exercised, to elect to pay the holder of such Option an amount in cash or shares of Common Stock equal to the amount by which the Fair Market Value of the shares of Common Stock on the date of exercise exceeds the purchase price that would otherwise be payable by the holder of such Option to acquire such shares of Common Stock; and (iii) a provision under which the Corporation may have either the right or the obligation, or both, to repurchase shares of Common Stock sold under the Plan at a price not to exceed the higher of (x) the option price for such shares, plus twice the increase, if any, in the book value of such shares from the date of the grant of the Option to the date of such repurchase, and (y) the Fair Market Value of the shares at the time of repurchase.


7. Outside Directors' Options

     (a) One-Time Grant. Each Outside Director then serving on the Board shall receive, without the need for any further action, a one-time replacement grant of an expired Option for 10,000 shares of Common Stock originally issued on September 25, 1990 and expired on September 25, 1995. That replacement grant shall be in the same amount as originally granted and shall issue on December 14, 1995. Thereafter, during the term of the Plan, each person who becomes an Outside Director shall receive, without the need for any further action, a one-time grant of an Option for 10,000 shares of Common Stock on the date such person first becomes an Outside Director.

     (b) Option Terms. Each option granted to an Outside Director shall have an exercise price per share equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant. Each Option granted under this section 7 shall be for a term of five years, half of each such Option to be exercisable after each of the second and third years of such term, provided that all Options held by Outside Directors shall ( i ) become fully exercisable upon such Outside Director's death, disability or retirement as an Outside Director, within the meaning of section 105 (d) (4) of the Code, from the Board and (ii) become exercisable upon Merger or Consolidation or Change of Control in the same manner as applies under Sections 9 and 10. Upon termination of an Outside Director's membership on the Board as an Outside Director, any Options which are then exercisable (including by reason of acceleration due to such Outside Director's death, disability or retirement, within the meaning of section 105 (d) (4) of the Code), may be exercised by the Outside Director (or, in the event of death, by the Outside Director's legal representative) no later than the earlier of (x) the termination of the Option and (y) (i) in the case of termination upon death or disability within the meaning of section 105 (d) (4) of the Code, one year from the termination of membership and (ii) in all other cases, three months from the date of termination of membership. The exercise price for each such Option shall be paid in cash or by the tender of previously-owned shares of Common Stock of an equivalent Fair Market Value. The Outside Directors' Options are subject to the same conditions with respect to assignability and capital adjustments as provided for under sections 6(g) and 8.


 8. Capital Adjustments

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, combination or exchange of shares, recapitalization, reclassification, merger, consolidation, reorganization or other similar transaction, the Board or the Committee shall make appropriate adjustments in the number and purchase price of shares of Common Stock covered by each Option outstanding on the date of such transaction (by means of a grant of a substitute Option or an additional Option or otherwise), and in the total number of shares of Common Stock reserved for future grant of Options under the Plan.


 9. Merger or Consolidation

     In  the  event  of  any  merger,  consolidation  or  reorganization  of the
Corporation with or into another corporation (other than any merger, consolidation or reorganization in which the Corporation is the surviving or continuing corporation and which does not result in any change in the outstanding shares of Common Stock), or any sale or other disposition of all or substantially all the assets of the Corporation or any liquidation or dissolution of the Corporation, then, and in any such event, any outstanding Employee or Outside Director's Option not exercisable in full shall (unless, in the case of an Employee, the stock option agreement evidencing such Employee Option expressly provides to the contrary) be accelerated and become exercisable in full or a period of 30 days following receipt by the holder of such Option of notice of such event, whether received before or after such event.


10. Change in Control

     In the event (a) any  person,  including a "group" as defined in Section 13
(d) (3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of 34% or more of the shares of Common Stock, or (b) in connection with any cash tender offer, exchange offer, contested election, merger, consolidation, reorganization (other than any merger, consolidation or reorganization which is subject to the provisions of section 9), sale or other disposition of all or substantially all the assets of the Corporation or other similar transaction, persons who were directors of the Corporation prior to commencement of any such offer or prior to any vote of the shareholders of the Corporation on any such contested election or other transaction, as the case may be, shall cease to constitute a majority of the Board, or ( c ) the Corporation files with the Securities and Exhange Commission a report on Form 8-K reporting the change in control pursuant to Item 1 thereof, then, and in any such event, any outstanding Employee or Outside Director's Option not exercisable in full shall (unless, in the case of an Employee, the stock option agreement evidencing such Employee Option expressly provides to the contrary) be accelerated and become exercisable in full for the remaining term of such Option.


11. Indemnification of Board and Committee

     No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan. In addition to such other rights of indemnification as they may have as members of the Board or as members of the Committee, the members of the Board or the Committee shall be indemnified by the Corporation against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon the finding of bad faith. Upon the institution of any such action, suit or proceeding, a Board or Committee member shall notify the Corporation, in writing, giving the Corporation an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his own behalf.


12. Term and Amendment of the Plan

     No Options may be granted under the Plan after July 1, 1998. The Board or the shareholders of the Corporation may terminate or amend the Plan in any respect at any time, with the exception that (a) no action of the Board or the shareholders of the Corporation may impair the rights of the holder of any outstanding Option without his consent (exept as specified in section 8, 9 or 10), (b) without the approval of the shareholders of the Corporation, ( i ) the total number of shares that may be sold under the Plan may not be increased (except by adjustment pursuant to Section 8), (ii) the provisions of section 3 regarding eligibility may not be modified, and (iii) the last date on which Options may be granted under the Plan may not be extended and ( c ) to the extent required by Rule 16b-3, the plan provisions relating to Outside Directors, including those of section 7, shall not be amended more than once very six months.


13. Use of Proceeds

     Proceeds from the sale of shares of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation. Shares of Common Stock tendered upon the exercise of Options granted under the Plan shall become treasury shares of the Corporation.

                         THE GENLYTE GROUP INCORPORATED

                                     PROXY

                 Annual Meeting of Stockholders, April 24, 1996

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         THE GENLYTE GROUP INCORPORATED

     The undersigned hereby authorizes and appoints NEIL M. BARDACH and DONNA R. RATLIFF and each of them, the proxies of the undersigned, with power of substitution in each, to vote all shares of Common Stock, par value $.01 per share, of The Genlyte Group Incorporated held of record on March 1, 1996 by the undersigned at the Annual Meeting of Stockholders to be held at The Genlyte Group Incorporated, 100 Lighting Way, Secaucus, New Jersey 07096 on April 24, 1996 at 10:00 AM, local time, and at any adjournment thereof on all matters that may properly come before such meeting.

                      (Continued and to be dated and signed on the reverse side)

                                                  THE GENLYTE GROUP INCORPORATED
                                                  P.O. BOX 11194
                                                  NEW YORK, N.Y. 10203-0194

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no contrary specification is indicated, the shares represented by this proxy will be voted FOR the election of all nominees as directors and FOR approval of the proposal. Please mark box [X] in black or blue ink.

     The Board of Directors recommends a vote FOR the following Proposals:

1.   Election of Directors

FOR all nominees  [ ]     WITHHOLD AUTHORITY to vote  [ ]       *EXCEPTIONS  [ ]
listed below              for all nominees listed below.

Nominees: Mr. Avrum I. Drazin and Mr. Robert B. Cadwallader

(INSTRUCTIONS:  To withhold authority to vote for any individual  nominee,  mark
the  "Exceptions"  box  and write  that  nominee's   name in the space  provided
below.)

*Exceptions  _______________________________________________________________

2.   Proposal to approve  Amendment  to  Genlyte's  1988 Stock  Option Plan with respect to a one-time replacement grant of options to purchase 10,000 shares of Genlyte Common Stock to non-employee directors.

     FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

                                                  Change of Address and   [ ]
                                                  or Comments Mark Here

                                        The Proxies will vote your shares in accordance with your directions on this card. If no contrary instructions are specified on this card, the Proxies will vote your shares FOR the nominees for directors and for the approval of the proposal.

                                        Please sign  exactly as name  appears at
                                        the left. Joint owners should each sign.
                                        When  signing  as  attorney,   executor,
                                        administrator, trustee or guardian, give
                                        your full  title as such.  If the signer
                                        is a  corporation,  please  sign in full
                                        corporate   name  by   duly   authorized
                                        officer.

                                        Dated: ___________________________, 1996

                                        ________________________________________
                                                       Signature

                                        ________________________________________
                                                       Signature

                                        Votes must be indicated
                                        (x) in Black or Blue Ink.        [X]

          PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.